Exhibit 99.5

WHO ARE BT HOLDINGS, INC. AND BTH BANK?

BT Holdings, Inc. (“BTH”) is a bank holding company headquartered in Quitman, TX. BTH’s wholly-owned bank subsidiary, BTH Bank, was founded in 1914 and has a strong foundation within the communities it serves. Like Origin, they have a solid history of stability and service throughout their footprint. Their locations spread throughout East Texas and the Dallas-Fort Worth metroplex.

WHY DID ORIGIN DECIDE TO ENTER THIS AGREEMENT WITH BTH?

Our growth strategy has been tremendously successful over the years and has allowed us to maintain our dynamic culture while expanding into new markets. BTH’s culture, leadership and way of doing business aligns with Origin’s extremely well. Their East Texas locations bridge the I-20 corridor between Shreveport and Dallas-Fort Worth, creating a compelling opportunity for growth in new and existing markets. With approximately $2 billion in assets as of December 31, 2021, the addition of BTH will result in Origin having approximately $9.9B in assets. BTH’s commitment to their customers and communities make this a natural partnership as we aim to increase our presence in Texas.

WHAT DOES THIS MEAN FOR ME AND MY ROLE AT ORIGIN?

We will continue to provide best in class service at every level and will rely on the knowledge and expertise of both Origin and BTH bankers in order to do that. Origin has never taken a one-size-fits-all approach to banking and will continue to empower our bankers within our markets to do business in a way that builds loyal client relationships. We look forward to offering BTH bankers the same opportunities for personal and professional growth that we as Origin employees enjoy.

WHAT HAPPENS NEXT?

We have executed a definitive agreement to acquire BTH. The next steps will be to obtain shareholder and regulatory approvals. Once approved, expected closing will tentatively take place in the second half of 2022.

CAN WE DISCUSS THIS PUBLICLY? WHAT SHOULD WE SAY IF ASKED ABOUT IT?

A joint press release is being posted on our website. Please be mindful of the sensitive nature of communications regarding the transaction from a legal perspective. If asked about the transaction, please forward these questions and media inquiries to Chris Reigelman at (318) 497-3177 and Ryan Kilpatrick at (318) 436-9210. You are welcome to share Origin’s social media posts about the announcement and celebrate this exciting opportunity to serve more communities throughout East Texas.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Origin Bancorp, Inc. (“Origin”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Origin’s current expectations and assumptions regarding Origin’s and BTH’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Origin’s or BTH’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Origin and BTH, the outcome of any legal proceedings that may be instituted against Origin or BTH, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Origin and BTH do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of Origin and BTH successfully, and the dilution caused by Origin’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, Origin disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Origin and factors which could affect the forward-looking statements contained herein can be found in Origin’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction (the “Transaction”), Origin will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Origin and BTH and a prospectus of Origin, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving BTH and Origin will be submitted to BTH’s and Origin’s shareholders for their consideration.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT ORIGIN, BTH AND THE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Origin at its website, www.Origin.bank. Documents filed with the SEC by Origin will be available free of charge by accessing Origin’s Investor Relations website at ir.Origin.bank or, alternatively, by directing a request by mail or telephone to Origin Bancorp, Inc., 500 South Service Road East, Ruston, Louisiana 71270, Attn: Investor Relations, (318) 497-3177.

PARTICIPANTS IN THE SOLICITATION

Origin, BTH and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Origin and BTH in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Origin, and its directors and executive officers, may be found in Origin’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders filed with the SEC on March 17, 2021, and other documents filed by Origin with the SEC. These documents can be obtained free of charge from the sources described above.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.